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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON D.C. 20549

                                   FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                                   N2H2, Inc.
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             (Exact name of registrant as specified in its charter)


             Washington                                         91-1686754
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       (State of incorporation                               (I.R.S. Employer
          or organization)                                  Identification No.)

       900 Fourth Avenue, Suite 3400
            Seattle, Washington                                   98164
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 (Address of principal executive offices)                       (Zip Code)


        If this Form relates to the          If this Form relates to the
        registration of a class of           registration of a class of
        securities pursuant to               securities pursuant to
        Section 12(b) of the                 Section 12(g) of the
        Exchange Act and is                  Exchange Act and is
        effective pursuant to                effective pursuant to
        General Instruction A.(c),           General Instruction A.(d),
        check the following box:  [ ]        check the following box:  [X]

Securities Act registration statement file number to which this form relates:
333-78495

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of each class                        Name of each exchange on which
   to be so registered                        each class is to be registered
   -------------------                        ------------------------------
         None                                                N/A


Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, no par value
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                                (Title of class)



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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 61 of the Prospectus included in the Registrant's Form S-1 registration statement, as amended, No. 333-78495 (the "Registration Statement") first filed with the Securities and Exchange Commission (the "Commission") on May 14, 1999, and is incorporated herein by reference.

ITEM 2.  EXHIBITS.

         EXHIBIT
         NUMBER                            DESCRIPTION
         -------                           -----------
          3.1       Form of Restated Articles of Incorporation of the
                    registrant.(1)

          3.2       Amended Bylaws of the registrant.(2)

          4.1       Form of Common Stock Certificate.(3)

         10.12 Registration Rights Agreement dated effective as of December 31, 1998.(2)

         10.13 Warrant to Purchase Common Stock issued to Mark A. Segale, for the community of him and Keri D. Segale, on December 31, 1998.(2)

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(1) Filed as the like numbered exhibit to Amendment No. 2 to the Registration
    Statement filed with the Commission on July 7, 1999.

(2) Filed as the like numbered exhibit to the Registration Statement filed with the Commission on May 14, 1999.

(3) Filed as the like numbered exhibit to Amendment No. 1 to the Registration Statement filed with the Commission on June 23, 1999.

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Pursuant to the requirements of Section 12 of the Securities Exchange Act of
1934, the registrant has caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  July 26, 1999                   N2H2, INC.
                                       (Registrant)



                                       By /s/ Peter H. Nickerson
                                         --------------------------------------
                                         Peter H. Nickerson
                                         President, Chief Executive Officer and
                                         Chairman of the Board




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